American Century California Tax-Free and Municipal Funds Prospectus Supplement California Tax-Free Money Market Fund
Supplement dated April 15, 2009 ¡ Prospectus dated January 1, 2009

The following replaces the last paragraph on page 10 and all of page 11:

California Tax-Free Money Market Fund is participating in the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). Under the Program, the Treasury guarantees fund investors that they will receive $1 for each share held by them as of the close of business on September 19, 2008, in the event that the fund's net asset value drops below $1 per share and the fund liquidates. Shares acquired after September 19, 2008 generally are not eligible for protection under the Program. If the number of shares an investor holds fluctuates (including reaching a zero balance followed by the repurchase of additional shares), the investor will be covered for either the number of shares held as of September 19, 2008, or the current amount, whichever is less.

The Program's initial term covered the period from September 19, 2008 through December 18, 2008. The Secretary of the Treasury extended the Program through April 30, 2009, and further extended it through September 18, 2009. The Board of Trustees of the fund has approved the fund's continued participation in the Program.

Participation in the initial three months of the Program required the fund to make a payment to the Treasury in an amount equal to 0.01% of the fund's net assets as of September 19, 2008. Participation from December 19, 2008 through April 30, 2009 required the fund to make an additional payment to the Treasury in an amount equal to 0.015% of the fund's net assets as of September 19, 2008. Participation from May 1, 2009 through September 18, 2009 required the fund to make a third payment to the Treasury, also in an amount equal to 0.015% of the fund's net assets as of September 19, 2008. The expense of the fund's participation will be borne by the fund.

The Secretary of the Treasury currently has no authority to extend the program beyond September 18, 2009.

Additional information about the Program is available at http://www.ustreas.gov.

American Century Investment Services, Inc., Distributor
©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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